_____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 7, 1996



                           MORGAN STANLEY GROUP INC.
            (Exact name of registrant as specified in its charter)



         Delaware                 1-9085                   13-2838811

(State or other jurisdiction    (Commission               (IRS Employer
   of incorporation)             File Number)           Identification No.)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


      Registrant's telephone number, including area code: (212) 761-4000

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Item 7(c).  Exhibits

8.3 Tax Opinion of Davis Polk & Wardwell, dated February 7, 1996, relating to the registrant's 3,000,000 Telebras PERQS due February 16, 1999, as described in Prospectus Supplement dated February 7, 1996 to the Prospectus dated March 29, 1995 related to Registration Statement No. 33-57833.






                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MORGAN STANLEY GROUP INC.
                                             Registrant



                                             /s/ Patricia A. Kurtz
                                             _____________________
                                                 Patricia A. Kurtz
                                                 Assistant Secretary


Date:    February 9, 1996



                               Index to Exhibits
                               _________________

Exhibit No.                      Description
___________                      ___________

  8.3 Tax Opinion of Davis Polk & Wardwell, dated February 7, 1996, relating to the registrant's 3,000,000 Telebras PERQS due February 16, 1999, as described in Prospectus Supplement dated February 7, 1996 to the Prospectus dated March 29, 1995 related to Registration Statement No. 33-57833.